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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 18, 2001

                          TRANSKARYOTIC THERAPIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

           000-21481                                  04-3027191
    (Commission File Number)               (IRS Employer Identification No.)


195 Albany Street, Cambridge, Massachusetts             02139
 (Address of Principal Executive Offices)             (Zip Code)


                                 (617) 349-0200
               Registrant's Telephone Number, Including Area Code


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

       On December 18, 2001, Transkaryotic Therapies, Inc. issued a press release announcing the completion of its previously announced follow-on public offering, raising a total of $125,580,000 before underwriting discounts and commissions. A total of 3,220,000 shares of common stock were sold at the public offering price of $39.00 per share, including 420,000 shares to cover overallotments. The joint bookrunning managers for the offering were SG Cowen Securities Corporation and Deutsche Banc Alex. Brown Inc. Co-managers of this offering were Pacific Growth Equities, Inc. and Leerink Swann & Co. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

       (c) Exhibits.

           99.1   Press Release, dated December 18, 2001.



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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2001

                                         REGISTRANT

                                         TRANSKARYOTIC THERAPIES, INC.

                                         By: /s/ DANIEL E.  GEFFKEN
                                            ------------------------------------
                                            Daniel E.  Geffken
                                            Senior Vice President, Finance
                                            and Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT NUMBER          DESCRIPTION
--------------          -----------

   99.1             Press Release, dated December 18, 2001.


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